                                                                   EXHIBIT 10.54

USA CAPITAL, LLC
88 Steele Street, Suite 400
Denver, Colorado 80206                                     LEASE NUMBER 32881-01
Phone 303-321-0400  1-800-695-9556
Fax 303-321-1007
E-mail: denver@usacapital.com

NAME AND ADDRESS OF LESSEE            NAME AND ADDRESS OF SUPPLIER
Applied Data Communications, Inc.
3324 South Susan St.,                 Various
Santa Ana, CA 92704


BILLING ADDRESS OF LESSEE             EQUIPMENT LOCATION; if other than
3324 South Susan St.                  Lessee's address
Santa Ana, CA 92704                   3324 South Susan St.
                                      Santa Ana, CA 92704

LEASED EQUIPMENT:
     See attached Exhibit "A" as referenced hereto and made a part hereof:

SCHEDULE OF PAYMENTS
Lease             Due Date             Amount of Each Lease Payment                       Number of        Lease         Initial
Term                                                                                      Prepayment       Deposit       Amount Due

60                25th           Base Rental    Estimated Use/Sales Tax   Rental Amount
(months)                         4 @ 3,000.00            0.00               4 @ 3,000.00      2             0.00         10,318.94
                                 56 @ 7018.94                               56 @ 7018.94                                 See Invoice

                         TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor and Lessor leases to Lessee the equipment, machinery and other property described above. Hereinafter, such equipment, machinery, and other property and all accessions, accessories, additions, modifications, replacements and substitutions thereto shall be referred to collectively as the "Equipment".

2. DELIVERY AND ACCEPTANCE Upon its receipt of the Equipment, Lessee shall inspect the Equipment and, if the Equipment is acceptable in all respects, Lessee shall execute and provide Lessor with a delivery and acceptance certificate ("Delivery and Acceptance Certificate") in a form acceptable to Lessor which acknowledges the delivery and Lessee's acceptance of the Equipment without any reservations of any kind. Lessee shall not assert against Lessor any claim, defense, setoff or counterclaim of any kind if the supplier fails to deliver, or causes a delay in the delivery of, the Equipment or if the Equipment is defective, nonconforming or otherwise unsatisfactory for any reason. The occurrence of any of the foregoing factors shall not affect the validity of this Lease or the payment and performance of Lessee's indebtedness, liabilities, and obligations hereunder in any manner.

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. Lessee hereby acknowledges that: (a) Lessor is leasing to Lessee and Lessee is leasing from Lessor the Equipment "AS IS" and "WITH ALL FAULTS" and Lessor makes no express or implied representations or warranties with respect to the Equipment of any kind including, but not limited to, those pertaining to title, condition, design, capacity, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, or absence of infringement upon any patents, copyrights, trademarks, licenses, or other intellectual property rights; (b) by executing the Delivery and Acceptance Certificate, Lessee shall acknowledge that it has inspected the Equipment and determined that the Equipment is in good condition and acceptable in all respects; (c) Lessee's only recourse shall be against the supplier or manufacturer of the Equipment and not against Lessor if the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason. Lessor hereby assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment so long as Lessee is not in default upon its obligations under this Lease; (d) REGARDLESS OF ANY PROBLEMS WITH RESPECT TO THE EQUIPMENT, LESSEE SHALL PAY THE VARIOUS AMOUNTS OWING AND PERFORM ITS OTHER OBLIGATIONS UNDER THIS LEASE WITHOUT SETOFF OR ABATEMENT OF ANY KIND AND LESSEE SHALL HAVE NO REMEDY AGAINST LESSOR FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES IN CONNECTION THEREWITH; and (e) the Equipment is being leased to Lessee solely for commercial or business (and not for personal, family, household, or agricultural) purposes.

4. SELECTION OF EQUIPMENT; SUPPLIER'S WARRANTIES; FINANCE LEASE. Lessee hereby acknowledges that: (a) LESSEE HAS SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER THEREOF; (b) LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT AND HAS ACQUIRED THE EQUIPMENT SPECIFICALLY FOR LEASING SUCH EQUIPMENT TO LESSEE AT LESSEE'S REQUEST IN CONNECTION WITH THIS LEASE; (c) LESSEE HAS BEEN PROVIDED WITH A COPY OF THE PURCHASE CONTRACT FOR THE EQUIPMENT BEFORE EXECUTING THIS LEASE; (d) LESSEE HAS BEEN ADVISED BY LESSOR THAT LESSEE IS ENTITLED TO ANY PROMISES AND WARRANTIES PROVIDED TO LESSOR IN CONNECTION WITH THE EQUIPMENT BY THE SUPPLIER THEREOF AND IS ENTITLED TO CONTACT THE SUPPLIER AND TO RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF THOSE PROMISES AND WARRANTIES INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF SUCH PROMISES AND WARRANTIES OR ANY REMEDIES IN CONNECTION THEREWITH; and (e) THIS LEASE QUALIFIES AS A STATUTORY "FINANCE LEASE" UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.

5. WAIVER OF JURY TRIAL. LESSEE AND LESSOR EACH WAIVE THEIR RESPECTIVE RIGHTS TO DEMAND A TRIAL BY JURY IN ANY LEGAL PROCEEDING.

LESSEE: Applied Data Communications, Inc.   LESSOR: USA CAPITAL, LLC

X /s/ Walter Kane      3/18/99              X /s/ M Cooper                      3/26/99
Title      President   Date                 Title     VP Credit/Documentation   Date

X                                           X
Title                  Date                 Title                               Date

6. NONCANCELLABLE. This Equipment Lease Agreement and any amendments, extensions, modifications, replacements, or substitutions hereto (collectively "Lease") shall become effective only upon Lessor's execution hereof whereupon Lessee's obligations to Lessor hereunder shall become NONCANCELLABLE.

7. TERM. The initial lease term ("Initial Lease Term") of this Lease shall be as described above commencing on the earlier of Lessor's payment (or partial payment) of the purchase price for the Equipment to the supplier thereof (which Lessee hereby authorizes and instructs Lessor to pay) or the execution of the Delivery and Acceptance Certificate (as described below). Hereinafter, the Initial Term and any subsequent term of this lease shall be referred to collectively as the "Term" of this lease.

8. BASE RENTAL, OTHER PAYMENTS, TAX BENEFITS. Upon the execution of this Lease and on the Due Date (as described above) of each month thereafter during the Term hereof, Lessee shall pay Lessor in advance the base rental payments and estimated taxes (collectively "Base Rental Payments"). The Lease deposit which is defined in paragraph 31, herein shall not accrue interest, may be commingled with Lessor's other monies, and shall be applied by Lessor, in its sole discretion, against the various amounts owing by Lessee to Lessor under this Lease or any other present or future agreement between those parties. Lessee hereby grants Lessor a security interest in the Lease deposit to secure the payment and performance of Lessee's indebtedness, liabilities and other obligations to Lessor under the foregoing agreements.

To the extent not included in the Base Rental Payments, Lessee shall pay all ad valorem, personal property, real property, sales, use, excise, personal property, stamp, documentary, registration, income, and other taxes, licenses, fees, assessments, fines, penalties, and other charges imposed on this Lease and the ownership, possession, use or lease of the Equipment or otherwise pertaining to Lessee's business activities, financial condition, or assets during the Term of this Lease (except for taxes imposed on Lessor's income and not otherwise provided for herein) which may now or hereafter be imposed upon the leasing, possession or use of the equipment, and including penalties, interest, or delinquency charges accruing by reason of lessee's nonpayment. All amounts payable to Lessor under this Lease shall be paid to Lessor in currency of the United States of America at Lessor's address set forth above or any other address which Lessor may provide Lessee with written notice of from time to time.

9. TITLE; ABSENCE OF LIENS, SECURITY INTERESTS, ENCUMBRANCES AND CLAIMS; FILINGS. Lessor is and shall remain the sole owner of the Equipment under all conditions. Lessee acknowledges that the Equipment is and shall remain personal property at all times despite its affixation to any real property. Lessee shall keep the Equipment and this Lease free and clear of all liens, levies, encumbrances and claims of any kind (besides those belonging to or created by Lessor) and shall defend Lessor's rights, title and interests in and to the Equipment and this Lease against any unauthorized liens, levies, encumbrances or claims (collectively "Unauthorized Claims") at Lessee's expense. Lessee shall immediately provide Lessor with written notice of any actual or threatened Unauthorized Claims. Lessee shall take all actions and execute, file and record all financing statements, title and registration materials, and other documents that may be necessary to establish, maintain, and preserve Lessor's rights, title and interests in the Equipment and provide any third parties with notice thereof.

10. DISPOSITION OF EQUIPMENT. Lessee shall not assign, convey, lease, sell or transfer any of the Equipment to any third party without the prior written consent of Lessor which may be withheld in its sole discretion. Any unauthorized assignments, conveyances, leases, sales or transfers by the Lessee of the Equipment shall be void in all respects.

11. LOCATION; USE; INSPECTION. The Equipment shall be located and used solely by Lessee at the location described above or at any other location for which Lessee has obtained Lessor's prior written consent. Lessee shall take all necessary actions to maintain and keep the Equipment in good repair and working order and preserve the full value thereof. Lessee shall not take any actions to harm or decrease the value of the Equipment. Lessee shall use the Equipment only in its business operations and in accordance with all applicable statutes, ordinances, regulations, orders, decrees, rulings, manufacturer's specifications and recommendations, and insurance policies. Any supplies required for the use, maintenance or operation of the Equipment also shall meet the manufacturer's specifications. Lessee shall not permit any third party to use the Equipment without obtaining Lessor's prior written consent which may be withheld in Lessor's sole discretion. Lessee shall permit and enable Lessor and/or its agents or agencies to enter Lessee's or any third party's premises to inspect the Equipment and any maintenance records pertaining thereto during normal business hours. Lessee shall provide and cause such third party to provide any assistance required by Lessor for these purposes.

12. ADDITIONS, ALTERATIONS, AND OTHER CHANGES. Lessee shall not make any additions, alterations or other changes to the Equipment without Lessor's prior written consent. Notwithstanding the foregoing and without curing any resulting events of default under this Lease, all additions, attachments, modifications, replacements or substitutions to the Equipment shall become part of the Equipment and belong to Lessor.

13. REPORTS AND CERTIFICATES. Lessee shall provide Lessor with any such information as Lessor may request from time to time regarding Lessee's business operations and financial condition, the Equipment, or this Lease. The information shall be for such periods, shall reflect Lessee's records at such time, and shall be rendered with such frequency as Lessor may designate. All information furnished by Lessee to Lessor shall be true, accurate and complete in all respects.

14. LOSS, THEFT, DAMAGE, DESTRUCTION. Lessee shall bear the entire risk of any loss, theft, damage, destruction, or loss of the use of the Equipment from any cause whatsoever (collectively "Loss or Damage") including, but not limited to, such consequences arising from the exercise of any power of eminent domain or condemnation by any governmental or quasi-governmental authority. Lessee acknowledges that no Loss or Damage shall relieve Lessee from the payment and performance of its obligations under this Lease. In the event of any Loss or Damage of the Equipment or any part thereof, Lessee shall immediately provide Lessor with written notice thereof and, at the option of Lessee and at Lessee's sole expense, shall: (a) make all necessary repairs to place the Equipment in the condition that it existed prior to such Loss or Damage; (b) replace the lost, stolen, damaged or destroyed Equipment with the same or similar goods that are acceptable to Lessor in all respects (title to the replacement goods shall immediately be vested to Lessor free and clear of all liens, security interests, encumbrances or claims of any kind and the replacement goods shall become subject to all of the terms and conditions affecting the Equipment under this Lease); or (c) pay to Lessor the amounts described in Section 18 of this Lease. Upon such payment, Lessor shall assign to Lessee all of its rights, title and interest in and to the Equipment "AS IS" and "WITH ALL FAULTS" and without any express or implied representations or warranties of any kind including, but, not limited to, those pertaining to title, condition, design, capacity, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, or absence of infringement upon any patents, copyrights, trademarks, licenses, or other intellectual property rights.

15. INSURANCE. Lessee shall at Lessee's own expense continuously provide and maintain full replacement insurance against loss, theft, damage or destruction of the Equipment in an amount not less than the outstanding balance on the lease, naming Lessor as the loss payee as its interest may appear. Such insurance, and written evidence thereof delivered to the Lessor or Lessor's designee upon request, shall be satisfactory to the Lessor. If Lessee fails to provide such evidence, the Lessor shall have the right, but not the obligation, to have its own insurance protecting Lessor's interest in the Equipment placed at the Lessee's expense. Lessor may at any time after the date of this lease at Lessor's discretion use Lessor's own insurance on the Equipment at Lessee's expense until satisfactory evidence of satisfactory insurance is received by Lessor or Lessor's designee. Lessee's expense shall include the full premium paid for Lessor's insurance (not reduced by any credit or refund or any other amount due or paid to Lessor or Lessor's affiliate with respect to Lessor's insurance) and any charges or fees of Lessor and of its designees associated with Lessor's insurance. Lessee shall pay such amounts in equal installments allocated to each lease payment plus interest on such amounts at 1.5% per month or the highest rate permitted by law, whichever is less. Lessee hereby appoints Lessor as Lessor's attorney-in-fact to make claims for, receive payment for, and execute and endorse all documents, checks or drafts for loss, theft, damage or destruction of the Equipment under any property insurance.

Lessee shall also maintain, while Lessee is in possession of the leased Equipment, public liability and property insurance, in an amount determined by the Lessor, but in which the limits of public liability shall not be less than $300,000 per person and $1,000,000 per accident and in which the property damage liability shall not be less than the equipment cost unless other limits are agreed to in writing between Lessor and Lessee. Lessor must be listed as "additional insured".

16. RETURN OF EQUIPMENT. Upon the expiration or prior cancellation of this Lease, Lessee shall at its expense and risk either: (a) promptly return the Equipment to Lessor by delivering such Equipment, packed and ready for shipment, to such place as Lessor may reasonably request and in the same condition as originally provided to Lessee except for reasonable wear and tear; or (b) continue to indefinitely lease the Equipment from Lessor on a monthly basis under the same terms and conditions described in this Lease (provided, however, that the Base Rental Payments for such months shall be equal to the average Base Rental Payment described herein); or (c) immediately exercise any purchase option for the Equipment agreed to by Lessor in writing.

17. DEFAULT.  Lessee shall be in default under this Lease in the event that:
     (a) Lessee shall fail to make any payment due under the terms of the Lease for a period of 10 days from the due date thereof; or
     (b) Lessee shall fail to observe, keep or perform any provision of this Lease, and such failure shall continue for a period of 10 days; or
     (c) Lessee has made any misleading or false statements in connection with application for or performance of this Lease; or
     (d) The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment without prior written consent of Lessor; or
     (e) Lessee dies or ceases to exist; or
     (f) Lessee defaults on any other agreement it has with Lessor; or
     (g) Any guarantor of this Lease defaults on any obligation to Lessor or any of the above listed events of default occur with respect to any guarantor or any such guarantor files or has filed against it a petition under bankruptcy law; or
     (h) Lessee causes Lessor to deem itself insecure in good faith for any reason.

18. REMEDIES. If there is a default under this Lease, Lessor shall be entitled to exercise one or more of the following remedies without presentment, dishonor, notice or demand of any kind (all of which are hereby waived by Lessee): (a) to cancel this Lease; (b) to accelerate the payment of the unaccrued amounts owing under this Lease; (c) to collect the following amounts with or without resorting to judicial process: (i) all accrued but unpaid amounts under this Lease; (ii) all unaccrued amounts payable to or for the benefit of Lessor under this Lease (including the Estimated Residual Value defined as 15% of the original equipment cost for the Equipment if such Equipment has not been returned to or has been disposed of by Lessor as set forth herein) discounted to their present value by a factor equal to the prime or base lending rate as published in the western edition of The Wall Street Journal or, if such rate

                                         Page 2 of 3  Lessee's Initials  /s/ WJK
ceases to be published, the prime or base lending rate as announced by one of the ten largest commercial banks in the United States of America as chosen by Lessor in its discretion; (iii) all Late Charges and Default Interest (as defined below) on any amounts not paid to Lessor when due under this Lease or any judgment for damages arising hereunder; (iv) all of Lessor's incidental damages and other amounts expended in the repossession, repair, preparation and advertising for sale or Lease, resale, re-Lease, or other disposition of the Equipment or the enforcement of Lessor's rights hereunder; and (v) all other amounts recoverable by Lessor under this Lease or applicable law; (d) to enter Lessee's or any third party's premises and take possession of the Equipment; (e) to require Lessee to deliver and make available to Lessor the Equipment at the location described in Section 16 of this Lease; (f) at Lessor's option, to sell, re-Lease or otherwise dispose of the Equipment under such terms and conditions as may be acceptable to Lessor in its discretion. In the event that Lessor elects to sell or release the Equipment, Lessor shall provide Lessee with a setoff against Lessee's outstanding obligations to Lessor under this Lease for the net sale or Lease proceeds actually received by Lessor during the Term of this Lease. Lessor shall not be accountable to Lessee or any third party for any profits made upon the sale, release or other disposition of the Equipment under any circumstances; (g) to setoff the amounts payable to Lessor by Lessee against any amounts due to Lessee; and (h) to exercise all other rights available to Lessor under this Lease, any other agreement, or applicable law. Lessor's rights are cumulative and may be exercised together, separately, and in any order. In the event that Lessor seeks to recover the Equipment, Lessee waives the posting of any bond which might otherwise be required under applicable law.

19. ESSENCE OF TIME. Lessee and Lessor agree that time is of the essence with respect to the performance of their respective obligations under this Lease.

20. INDEMNITY. Lessor shall not assume or be responsible for the performance of any of Lessee's obligations with respect to the Equipment under any circumstances. Lessee shall immediately provide Lessor with written notice of and indemnify and hold Lessor and its shareholders, directors, officers, employees, and agents (collectively "Indemnified Parties") harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings of any kind (collectively "Claims") pertaining to its ownership, Lease, possession or use of the Equipment (including, but not limited to, Lessor's performance of Lessee's obligations with respect to the Equipment) except for those Claims arising solely from Lessor's intentionally harmful or grossly negligent conduct.
Lessee, upon the request of Lessor, shall hire legal counsel to defend the Indemnified Parties from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative and at Lessor's option, the Indemnified Parties shall be entitled to employ their own legal counsel to defend such Claims at Lessee's cost.

21. FURTHER ASSURANCES. Lessee, at its expense, shall execute all additional documents and take all reasonable additional actions as Lessor may deem necessary or advisable to establish, maintain, protect or preserve Lessor's rights, title and interest in the Equipment or otherwise carry out the intent and purposes of this Lease.

22. POWER OF ATTORNEY. Lessee hereby appoints Lessor as its attorney-in-fact to take any actions necessary to complete, or correct any mistake contained in, this Lease or any related financing statements or other documents. Lessor's performance of such actions or execution of such documents shall be taken or not taken in its sole discretion and shall not relieve Lessee from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and irrevocable, shall survive Lessee's death, and shall not be affected by Lessee's disability in any manner.

23. LATE CHARGES AND DEFAULT INTEREST. Lessee shall pay Lessor a late charge ("Late Charge") on any Base Rental Payment not paid to Lessor within ten (10) days of when due in an amount equal to ten percent (10%) thereof. In the case of default, Lessee shall pay Lessor interest ("Default Interest") on any amounts payable to Lessor under this Lease that are not paid when due or any judgment for damages arising hereunder at the lower of twenty-four percent (24%) per annum or the highest rate permitted by law.

24. WAIVER OF STATUTORY RIGHTS. To the greatest extent permitted by law, Lessee hereby waives all of its rights and remedies set forth in Section 4-2.5-508 through 522, C.R.S. or any similar statute in the state where the equipment or Lessee is located.

25. SURVIVAL. All of the representations, warranties, waivers, indemnifications and hold harmless and other obligations described in this Lease shall survive the expiration or cancellation of this Lease.

26. ASSIGNMENT. Lessee shall not be entitled to assign any of its rights, remedies or obligations described in this Lease without the prior written consent of Lessor which may be withheld by Lessor in its sole discretion. Any unauthorized assignments shall be void in all respects. Lessor shall be entitled to assign some or all of its rights and remedies described in this Lease without notice to or the prior consent of Lessee in any manner. Such assignee shall not assume any of the Lessor's obligations under this Lease and Lessee hereby waives and shall not assert against such assignee any claims, defenses, setoffs or counterclaims that Lessee may now or hereafter possess against Lessor with respect to this Lease or otherwise. Lessor shall be entitled to provide any regulatory agency or prospective or actual assignee, lender, or participant with any information provided to or generated by Lessor in connection with Lessee, any guarantor, the Equipment, or this Lease.

27. MODIFICATION AND WAIVER. The modification or waiver of any of Lessee's obligations or Lessor's rights under this Lease must be contained in writing signed by Lessor. Lessor may perform any of Lessee's obligations or delay or fail to exercise any of its rights under this Lease without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Lessee's obligations under this Lease shall not be affected if Lessor amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any other Lessee or third party or any of its rights against any other Lessee, third party or property.

28. SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of Lessee and Lessor and their respective successors, permitted assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

29. NOTICES. Any notice or other communication to be provided under this Lease shall be in writing and shall be deemed given when sent via overnight package delivery, certified or registered mail to the parties at the addresses described in this Lease or such other address as the parties may provide each other with written notice of from time to time. All notices relating hereto shall be in writing and delivered in person to an officer of the party to which such notice is being given or mailed by certified mail to such party as its address specified above or at such address as may hereafter be specified by like notice by either party to the other. If more than one lessee is named in this lease, the liability of each hereunder shall be joint and several.

30. SEVERABILITY. If any provision of this Lease violates the law or is unenforceable, the rest of the Agreement shall remain valid.

31. LEASE DEPOSIT. Lessor acknowledges that Lessee has paid with the execution of this Lease sum above, to be held as a Lease deposit and not as an advance rental. If the Lessee, at the expiration of this Lease or any renewal or extension thereof:

     a. shall not be in default thereunder or under any other Lease in effect between the parties, and,

     b. shall have paid to Lessor all amounts due to Lessor, and

     c. shall have returned to Lessor the Equipment in the condition provided for in this Lease, or made such other disposition thereof as may be directed by Lessor, shall thereupon refund Lessee the Lease deposit without interest. In the event, however, of any default at any time of the terms, provisions and conditions hereof or any other Lease between the parties, or should lessee fail to return the equipment in the condition and at the time required under the Lease, Lessor may, but shall not be obligated to, apply the Lease deposit to cure such default in which event Lessee shall promptly restore the Lease deposit to the full amount specified above. Lessor shall also have the right and privilege, at its discretion, to apply the Lease deposit or any portion thereof to any other Lease(s) outstanding between Lessor and Lessee to cure a default in such Lease(s) or to apply to any deficiency arising out of such other Lease(s).

32. APPLICABLE LAW. This lease shall be governed by the laws of the State of Colorado. Lessee consents to the jurisdiction and venue of and agrees that Lessor may remove any existing litigation to any court located in the City and County of Denver, State of Colorado, in the event of any legal proceeding pertaining to the negotiation, execution or delivery of this Lease or any related document, the payment and performance of any indebtedness, liability or obligation or the enforcement of any right or remedy described therein, or any claim, defense, setoff or counterclaim arising or asserted in connection therewith (collectively "Legal Proceeding"). Lessee shall not commence any Legal Proceeding against Lessor in any jurisdiction besides the City and County of Denver, State of Colorado, and Lessor shall be entitled to remove any Legal Proceeding to a court located in the City and County of Denver, State of Colorado (and Lessee hereby waives its right to object to such removal on any grounds or as otherwise any other defense).

33. COLLECTION COSTS. If Lessor hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Lease, Lessee agrees to pay Lessor's attorneys' fees, legal expenses and court costs (before trial, at trial and on appeal).

34. ADDITIONAL PROVISIONS (NONE IF LEFT BLANK.)

35. MISCELLANEOUS. All references to Lessee in this Lease shall include all persons signing this Lease. If there is more than one Lessee, their obligations shall be joint and several and their joint and/or several property shall be included in the Equipment. All of the words and phrases contained in the Lease shall possess the definitions set forth in the Uniform Commercial Code as adopted by the State of Colorado unless defined otherwise herein. All amounts owing under this Lease that are due and payable on a non-business day shall be due and payable on the next business day. Lessee shall be deemed to have granted Lessor a purchase money security interest in the Equipment, any accessions, accessories, additions, modifications, replacements or substitutions thereof, and any proceeds or products of any of the foregoing to secure the payment and performance of its obligations described in this Lease in the event that this Lease is construed to constitute a Lease intended as security under applicable law. This Lease represents the complete and integrated understanding between Lessee and Lessor pertaining to the terms and conditions described herein. All prior and contemporaneous agreements and understandings, written or oral, express or implied, are of no further force and effect to the extent inconsistent herewith.

                                        Page 3 of 3  Lessee's Initials   /s/ WJK

USA CAPITAL, LLC
88 Steele Street, Suite 400
Denver, Colorado 80206                                    LEASE NUMBER 32881-01
Phone 303-321-0400  1-800-695-9556
Fax 303-321-1007
E-mail: denver@usacapital.com



                      EXHIBIT "A" - EQUIPMENT DESCRIPTION

Quantity:   Item Description:                                          Model #:

            Vendor: Kammann Machines, Inc.
1 K-15R Automatic 4 Color Screen Printer for printing on compact disc machines

            Vendor: The Conair Conair Group, Inc.
1           Model MPA-5/FG96G053 Portable Water Chillder

            Vendor: Regency Sales Inc.
1           750 AC air cooled water chiller

            Vendor: Manufacturing Techniques Corp.
1           298 CD Sleeving Machine

            Vendor: Standard Parts International
1           Sharpe packaging machine

            Vendor: Athana International
1 PDI/Marden Edwards Model ME 3100FF/2 Fully automatic tuck & fold overwrapper (plus) pallet wrapper

            Vendor: Packaging Dynamics, Inc.
1           PDI/Marden Edwards Upgrade Kit


            Including all attachments, accessories, replacements,
                         accessions and substitutions

THIS EXHIBIT "A" IS ATTACHED TO AND A PART OF A CERTAIN EQUIPMENT LEASE AGREEMENT LEASE NUMBER 32881-01 BETWEEN USA CAPITAL, LLC. ("LESSOR") AND Applied Data Communications, Inc. ("LESSEE"), AND CONSTITUTES A TRUE AND ACCURATE DESCRIPTION OF THE EQUIPMENT.

LESSEE:  Applied Data Communications, Inc.

BY:  /s/ Walter J. Kane

BY:

                                                                USA CAPITAL, LLC
USA CAPITAL, LLC
88 Steele Street, Suite 400
Denver, Colorado 80206                   LEASE NUMBER 32881-01
Phone 303-321-0400  1-800-695-9556
Fax 303-321-1007
E-mail: denver@usacapital.com

NAME AND ADDRESS OF LESSEE
Applied Data Communications, Inc.        GUARANTY
3324 South Susan St.
Santa Ana, CA 92704


NAME AND ADDRESS OF GUARANTOR #1         NAME AND ADDRESS OF GUARANTOR #2
Walter Kane                              Karen Kane
22 Saw Grass                             22 Saw Grass
Coto De Caza, CA 92679                   Coto De Caza, CA 92679

1. CONSIDERATION. This Guaranty ("Guaranty") is executed and delivered to Lessor to induce Lessor to lease certain equipment to Lessee as described in the Equipment Lease Agreement between the Lessee and Lessor.

2. GUARANTY. Each Guarantor hereby jointly and severally, absolutely and unconditionally, guarantees the prompt and full payment and performance of all of Lessee's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (collectively "Obligations") to Lessor as described in the Equipment Lease Agreement between Lessee and Lessor and any amendments, modifications, replacements or substitutions thereto. The foregoing guaranty shall not be limited in any way.

3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Each Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lessor amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Lessee, Guarantor or third party or any of Lessor's rights against any Lessee, Guarantor, third party, or any property. In addition, each Guarantor's obligations under this Guaranty shall not be affected or impaired by the death, incompetence, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Lessee, Guarantor, or any third party.

4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Each Guarantor's obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lessor to exercise, enforce, or exhaust any right or remedy against any Lessee, other Guarantor, third party, or property.

5. WAIVER OF NOTICE. Each Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future loans or other financial accommodations by Lessor to any Lessee; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty; and all other notices and demands to the maximum extent permitted by law.

6. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lessor of this Guaranty is based solely upon Guarantor's independent investigation of Lessee's financial condition and not upon any written or oral representation of Lessor in any manner.

7. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and unconditional nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Lessee's financial condition may deteriorate.

8. WAIVER OF SUBROGATION. Each Guarantor hereby waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against Lessee, any other person, or any of their property as a result of the existence of this Guaranty or Guarantor's payment of the Obligations or any part thereof.

9. APPLICATION OF PAYMENTS. Lessor shall be entitled to apply any payments or other Monies received from Lessee, any third party, or any property against the Obligations in any order. Without limiting the foregoing, Lessor shall be entitled to apply such payments or other monies to the obligations not guarantied by this Guaranty prior to the Obligations guaranteed hereby.

10. ESSENCE OF TIME. Each Guarantor and Lessor agree that time is of the essence.

11. TERMINATION. This Guaranty shall remain in full force and effect until Lessor executes and delivers to each Guarantor a written release thereof.

12. ASSIGNMENT. Each Guarantor shall not assign any of its rights or obligations described in this Guaranty without Lessor's prior written consent which may be withheld by Lessor in its sole discretion. Lessor shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of any Guarantor in any manner. Each Guarantor hereby waives and shall not assert against such assignee any claim, defense, setoff or counterclaim that such Guarantor possesses against Lessor under this Guaranty or otherwise. Lessor shall be entitled to provide any regulatory agency or prospective or actual assignee, lender, or participant with any information provided to or generated by Lessor in connection with any Guarantor or this Guaranty.

13. MODIFICATION AND WAIVER. The modification or waiver of any Guarantor's obligations or Lessor's rights under this Guaranty must be contained in writing signed by Lessor. Lessor may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

14. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of each Guarantor and Lessor and their respective successors, permitted assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

15. NOTICES. Any notice or other communication to be provided under this Guaranty shall be in writing and deemed given when sent via telecopy (with proof of transmission) or overnight, certified, registered or regular mail to the parties at the addresses described in this Guaranty or such other addresses as the parties may provide each other with written notice of from time to time.

16. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of this Guaranty shall remain valid.

17. APPLICABLE LAW. This Guaranty shall be governed by the laws of the State of Colorado. Each Guarantor consents to the jurisdiction and venue of any court located in the City and County of Denver, State of Colorado, in the event of any legal proceeding pertaining to the negotiation, execution, delivery, interpretation or enforcement of this Guaranty or any related document, the payment and performance of any indebtedness, liability or obligation or the enforcement of any right or remedy described herein, or any claim, defense, setoff or counterclaim arising or asserted in connection therewith (collectively "Legal Proceeding"). No Guarantor shall commence any Legal Proceeding against Lessor in any jurisdiction besides the City and County of Denver, State of Colorado, and Lessor shall be entitled to remove any Legal Proceeding to a court located in the City and County of Denver, State of Colorado (and each Guarantor waives its right to object to such removal on the grounds of forum non conveniens or otherwise).

19. COLLECTION COSTS. Lessor shall be entitled to collect from each Guarantor its attorneys' fees and other costs and expenses incurred before trial, at trial and on appeal in the collection of this Guaranty or in any Legal Proceeding.

20. MISCELLANEOUS. This Guaranty is executed for commercial purposes. All references to the Guarantor in this Guaranty shall include all persons signing below. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lessor pertaining to the terms and conditions described herein. All prior and contemporaneous agreements and understandings, written or oral, express or implied, are of no further force and effect to the extent inconsistent herewith.

21. WAIVER OF JURY TRIAL. EACH GUARANTOR AND LESSOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO DEMAND A JURY TRIAL IN ANY LEGAL PROCEEDING.

/s/ Walter J. Kane     3/18/99           /s/ Karen Kane         3/18/99
GUARANTOR SIGNATURE:   Date:             GUARANTOR SIGNATURE:   Date:
Walter Kane            949-459-7512      Karen Kane
NAME:                  PHONE:            NAME:                  PHONE:
22 Saw Grass  Coto De Caza, CA 92679     22 Saw Grass  Coto De Caza, CA 92679
ADDRESS         CITY      STATE   ZIP    ADDRESS         CITY      STATE   ZIP

USA CAPITAL, LLC
88 Steele Street, Suite 400
Denver, Colorado 80206                   LEASE NUMBER 32881-01
Phone 303-321-0400  1-800-695-9556
Fax 303-321-1007
E-mail: denver@usacapital.com


                              CORPORATE RESOLUTION


     I, Barry K. Sugden Jr., the duly elecuted Secretary of Applied Data Communications, Inc. (Lessee), a Delaware corporation, (the "Corporation") do hereby certify that at a Special Meeting of the Board of Directors of said Corporation held on the 19th day of March, 1999, the following resolution was adopted and remains in full force and effect:

     "RESOLVED, that any President, Vice President, Treasurer or Secretary, or if not such an officer then the authorized signatory listed below, be and are hereby authorized and directed to enter into, execute and deliver on behalf of the Corporation a Lease Agreement with USA Capital, LLC (Lessor) whereby the Corporation will lease certain equipment on such terms and conditions as set forth in said Lease, a copy of which Lease was exhibited to the Board of Directors, or such other terms as such officers deem advisable."

     Fill in the name of the authorized signatory if an officer does not execute the Lease:


     IN WITNESS WHEREOF, I have affixed my name as Secretary of the Corporation and have caused the corporate seal of the Corporation to be hereunto affixed this 19th day of March, 1999.

                                                   /s/ Barry K. Sugden Jr.
                                                   Secretary

If Secretary executes Lease, President or Vice President must execute Certificate of Resolution.

                                      USA
                                    CAPITAL
                                Corporate Office
               88 Steele Street, Suite 400 Denver, Colorado 80206
              Phone 303-321-0400  1-800-695-9556 Fax 303-321-1007
                         E-mail: denver@usacapital.com

                               PREFUNDING LETTER

TO WHOM IT MAY CONCERN:

This letter acknowledges that Applied Data Communications, Inc. ("Lessee") agrees to commence remitting rental payments on Lease #32881-01 dated by the Lessee on 3/18/99 ("Lease") although all equipment provided by Athana International, ("Vendor") to such Lease may not yet be delivered, installed or accepted. Lessee has authorized payment of $16,647.38 to a vendor or vendors, in order to complete delivery of equipment under said Lease. Should any item of equipment not be delivered, installed or accepted, Lessee agrees that it alone will be responsible and shall have recourse only to the appropriate vendor. Lessee, by execution of the "Certificate of Acceptance" and this letter, irrevocably and unconditionally accepts and acknowledges said Lease and agrees it to be in full force and effect and not subject to any defenses or rights of setoff by Lessee.

Non-delivery of any item of equipment shall not relieve Lessee of it's unconditional obligation to make payment in full under the terms of said Lease. This letter shall become an addendum to and part of said Lease upon its execution by Lessee and acceptance by Lessor.

Sincerely,
Applied Data Communications, Inc.

By: /s/ Walter J. Kane
Title: President  Date: 3/18/99


                          Guarantor's Acknowledgement

The undersigned guarantor acknowledges and consents to the terms and conditions of this Addendum and acknowledges that the undersigned's guaranty of the obligations evidenced by the Lease and this Addendum remain in full force and effect.

/s/ Walter Kane                         Date 3/18/99
Walter Kane

                                        Date

Accepted by Lessor:
USA Capital, LLC

By: /s/ M Cooper                        Date: 3/26/99

                                      USA
                                    CAPITAL
                                Corporate Office
               88 Steele Street, Suite 400 Denver, Colorado 80206
              Phone 303-321-0400  1-800-695-9556 Fax 303-321-1007
                         E-mail: denver@usacapital.com

                               PREFUNDING LETTER

TO WHOM IT MAY CONCERN:

This letter acknowledges that Applied Data Communications, Inc. ("Lessee") agrees to commence remitting rental payments on Lease #32881-01 dated by the Lessee on 3/18/99 ("Lease") although all equipment provided by Standard Parts International, ("Vendor") to such Lease may not yet be delivered, installed or accepted. Lessee has authorized payment of $21,011.25 to a vendor or vendors, in order to complete delivery of equipment under said Lease. Should any item of equipment not be delivered, installed or accepted, Lessee agrees that it alone will be responsible and shall have recourse only to the appropriate vendor. Lessee, by execution of the "Certificate of Acceptance" and this letter, irrevocably and unconditionally accepts and acknowledges said Lease and agrees it to be in full force and effect and not subject to any defenses or rights of setoff by Lessee.

Non-delivery of any item of equipment shall not relieve Lessee of it's unconditional obligation to make payment in full under the terms of said Lease. This letter shall become an addendum to and part of said Lease upon its execution by Lessee and acceptance by Lessor.

Sincerely,
Applied Data Communications, Inc.

By: /s/ Walter J. Kane
Title: President  Date: 3/18/99


                          Guarantor's Acknowledgement

The undersigned guarantor acknowledges and consents to the terms and conditions of this Addendum and acknowledges that the undersigned's guaranty of the obligations evidenced by the Lease and this Addendum remain in full force and effect.

/s/ Walter Kane                         Date 3/18/99
Walter Kane

                                        Date

Accepted by Lessor:
USA Capital, LLC

By: /s/ M Cooper                        Date: 3/26/99

USA CAPITAL, LLC
88 Steele Street, Suite 400
Denver, Colorado 80206                  LEASE NUMBER 32881-01
Phone 303-321-0400  1-800-695-9556
Fax 303-321-1007
E-mail: denver@usacapital.com


                      DELIVERY AND ACCEPTANCE CERTIFICATE

     Applied Data Communications, Inc. ("Lessee") hereby acknowledges the receipt, in good condition, of the equipment described in Lease Agreement No. 32881-01 or on Exhibit A and incorporated herein by this reference ("Equipment") and unconditionally accepts the same in accordance with all of the terms and conditions of that certain Equipment Lease Agreement No. 32881-01 ("Lease") between USA Capital ("Lessor") and Lessee dated 3-26, 1999.

     LESSEE ACKNOWLEDGES AND AGREES THAT: (a) LESSEE HAS SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER THEREOF; (b) LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT AND HAS ACQUIRED THE EQUIPMENT SPECIFICALLY FOR LEASING SUCH EQUIPMENT TO LESSEE AT LESSEE'S REQUEST IN CONNECTION WITH THE LEASE; (c) LESSEE WAS PROVIDED WITH A COPY OF THE PURCHASE CONTRACT FOR THE EQUIPMENT BEFORE EXECUTING THE LEASE; (d) PRIOR TO EXECUTING THE LEASE, LESSEE WAS ADVISED BY LESSOR THAT LESSEE IS ENTITLED TO ANY PROMISES AND WARRANTIES THEREOF AND IS ENTITLED TO CONTACT THE SUPPLIER TO RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF THOSE PROMISES AND WARRANTIES INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF SUCH PROMISES AND WARRANTIES OR ANY REMEDIES IN CONNECTION THEREWITH; and (e) THE LEASE QUALIFIES AS A STATUTORY "FINANCE LEASE" UNDER
ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.

     Lessee also acknowledges and agrees that:

     1. Lessor is leasing to Lessee and Lessee is leasing from Lessor the Equipment "AS IS" and "WHERE IS" and Lessor makes no express or implied representations or warranties with respect to the Equipment including, but not limited to, those pertaining to title, condition, design, capacity, MERCHANTABILITY or FITNESS FOR ANY PARTICULAR PURPOSE;

     2. Lessee has been provided with the opportunity to inspect the Equipment and has inspected the Equipment and determined that it is in good condition and acceptable in all repects;

     3. If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason; Lessee's only recourse shall be against the supplier or manufacturer of the Equipment and not against Lessor;

     4. REGARDLESS OF ANY PROBLEMS WITH RESPECT TO THE EQUIPMENT, LESSEE SHALL PAY THE VARIOUS AMOUNTS OWING AND PERFORM ITS OTHER OBLIGATIONS UNDER THE LEASE WITHOUT SETOFF OR ABATEMENT OF ANY KIND (EXCEPT AS SPECIFICALLY PROVIDED FOR IN THE LEASE) AND LESSEE SHALL HAVE NO REMEDY AGAINST LESSOR FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES IN CONNECTION THEREWITH; and

     5. The Equipment is being leased to Lessee solely for commercial or business (and not for personal, family, household, or agricultural) purposes.

TO LESSEE: DO NOT DATE THIS DELIVERY AND ACCEPTANCE CERTIFICATE UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT SET FORTH IN EXHIBIT A.


Applied Data Communications, Inc.

/s/ Walter J. Kane                      3/26/99
By                                      Date

By                                      Date

                                      USA
                                    CAPITAL
                                Corporate Office
               88 Steele Street, Suite 400 Denver, Colorado 80206
              Phone 303-321-0400  1-800-695-9556 Fax 303-321-1007
                         E-mail: denver@usacapital.com

                               PREFUNDING LETTER


TO WHOM IT MAY CONCERN:

This letter acknowledges that Applied Data Communications, Inc. ("Lessee") agrees to commence remitting rental payments on Lease #32881-01 dated by the Lessee on 3/18/99 ("Lease") although all equipment provided by The Conair Group, Inc., ("Vendor") to such Lease may not yet be delivered, installed or accepted. Lessee has authorized payment of $6,704.13 to a vendor or vendors, in order to complete delivery of equipment under said Lease. Should any item of equipment not be delivered, installed or accepted, Lessee agrees that it alone will be responsible and shall have recourse only to the appropriate vendor. Lessee, by execution of the "Certificate of Acceptance" and this letter, irrevocably and unconditionally accepts and acknowledges said Lease and agrees it to be in full force and effect and not subject to any defenses or rights of setoff by Lessee.

Non-delivery of any item of equipment shall not relieve Lessee of it's unconditional obligation to make payment in full under the terms of said Lease. This letter shall become an addendum to and part of said Lease upon its execution by Lessee and acceptance by Lessor.

Sincerely,
Applied Data Communications, Inc.

By: /s/ Walter J. Kane
Title: President  Date: 3/18/99


                          Guarantor's Acknowledgement

The undersigned guarantor acknowledges and consents to the terms and conditions of this Addendum and acknowledges that the undersigned's guaranty of the obligations evidenced by the Lease and this Addendum remain in full force and effect.

/s/ Walter Kane                         Date 3/18/99
Walter Kane

                                        Date

Accepted by Lessor:
USA Capital, LLC

By: /s/ M Cooper                        Date: 3/26/99

                                      USA
                                    CAPITAL
                                Corporate Office
               88 Steele Street, Suite 400 Denver, Colorado 80206
              Phone 303-321-0400  1-800-695-9556 Fax 303-321-1007
                         E-mail: denver@usacapital.com

                               PREFUNDING LETTER


TO WHOM IT MAY CONCERN:

This letter acknowledges that Applied Data Communications, Inc. ("Lessee") agrees to commence remitting rental payments on Lease #32881-01 dated by the Lessee on 3/18/99 ("Lease") although all equipment provided by Kammann Machines, Inc., ("Vendor") to such Lease may not yet be delivered, installed or accepted. Lessee has authorized payment of $165,925.00 to a vendor or vendors, in order to complete delivery of equipment under said Lease. Should any item of equipment not be delivered, installed or accepted, Lessee agrees that it alone will be responsible and shall have recourse only to the appropriate vendor. Lessee, by execution of the "Certificate of Acceptance" and this letter, irrevocably and unconditionally accepts and acknowledges said Lease and agrees it to be in full force and effect and not subject to any defenses or rights of setoff by Lessee.

Non-delivery of any item of equipment shall not relieve Lessee of it's unconditional obligation to make payment in full under the terms of said Lease. This letter shall become an addendum to and part of said Lease upon its execution by Lessee and acceptance by Lessor.

Sincerely,
Applied Data Communications, Inc.

By: /s/ Walter J. Kane
Title: President  Date: 3/18/99


                          Guarantor's Acknowledgement

The undersigned guarantor acknowledges and consents to the terms and conditions of this Addendum and acknowledges that the undersigned's guaranty of the obligations evidenced by the Lease and this Addendum remain in full force and effect.

/s/ Walter Kane                         Date 3/18/99
Walter Kane

                                        Date

Accepted by Lessor:
USA Capital, LLC

By: /s/ M Cooper                        Date: 3/26/99

                                      USA
                                    CAPITAL
                                Corporate Office
               88 Steele Street, Suite 400 Denver, Colorado 80206
              Phone 303-321-0400  1-800-695-9556 Fax 303-321-1007
                         E-mail: denver@usacapital.com

                               PREFUNDING LETTER


TO WHOM IT MAY CONCERN:

This letter acknowledges that Applied Data Communications, Inc. ("Lessee") agrees to commence remitting rental payments on Lease #32881-01 dated by the Lessee on 3/18/99 ("Lease") although all equipment provided by Manufacturing Techniques Corp., ("Vendor") to such Lease may not yet be delivered, installed or accepted. Lessee has authorized payment of $20,418.63 to a vendor or vendors, in order to complete delivery of equipment under said Lease. Should any item of equipment not be delivered, installed or accepted, Lessee agrees that it alone will be responsible and shall have recourse only to the appropriate vendor. Lessee, by execution of the "Certificate of Acceptance" and this letter, irrevocably and unconditionally accepts and acknowledges said Lease and agrees it to be in full force and effect and not subject to any defenses or rights of setoff by Lessee.

Non-delivery of any item of equipment shall not relieve Lessee of it's unconditional obligation to make payment in full under the terms of said Lease. This letter shall become an addendum to and part of said Lease upon its execution by Lessee and acceptance by Lessor.

Sincerely,
Applied Data Communications, Inc.

By: /s/ Walter J. Kane
Title: President  Date: 3/18/99


                          Guarantor's Acknowledgement

The undersigned guarantor acknowledges and consents to the terms and conditions of this Addendum and acknowledges that the undersigned's guaranty of the obligations evidenced by the Lease and this Addendum remain in full force and effect.

/s/ Walter Kane              Date 3/18/99
Walter Kane

                             Date

Accepted by Lessor:
USA Capital, LLC

By: /s/ M Cooper             Date: 3/26/99

                                      USA
                                    CAPITAL
                                Corporate Office
               88 Steele Street, Suite 400 Denver, Colorado 80206
              Phone 303-321-0400  1-800-695-9556 Fax 303-321-1007
                         E-mail: denver@usacapital.com

                               PREFUNDING LETTER


TO WHOM IT MAY CONCERN:

This letter acknowledges that Applied Data Communications, Inc. ("Lessee") agrees to commence remitting rental payments on Lease #32881-01 dated by the Lessee on 3/18/99 ("Lease") although all equipment provided by Packaging Dynamics Inc., ("Vendor") to such Lease may not yet be delivered, installed or accepted. Lessee has authorized payment of $17,728.75 to a vendor or vendors, in order to complete delivery of equipment under said Lease. Should any item of equipment not be delivered, installed or accepted, Lessee agrees that it alone will be responsible and shall have recourse only to the appropriate vendor. Lessee, by execution of the "Certificate of Acceptance" and this letter, irrevocably and unconditionally accepts and acknowledges said Lease and agrees it to be in full force and effect and not subject to any defenses or rights of setoff by Lessee.

Non-delivery of any item of equipment shall not relieve Lessee of it's unconditional obligation to make payment in full under the terms of said Lease. This letter shall become an addendum to and part of said Lease upon its execution by Lessee and acceptance by Lessor.

Sincerely,
Applied Data Communications, Inc.

By: /s/ Walter J. Kane
Title: President  Date: 3/18/99


                          Guarantor's Acknowledgement

The undersigned guarantor acknowledges and consents to the terms and conditions of this Addendum and acknowledges that the undersigned's guaranty of the obligations evidenced by the Lease and this Addendum remain in full force and effect.

/s/ Walter Kane                         Date 3/18/99
Walter Kane

                                        Date

Accepted by Lessor:
USA Capital, LLC

By: /s/ M Cooper                        Date: 3/26/99

                                      USA
                                    CAPITAL
                                Corporate Office
               88 Steele Street, Suite 400 Denver, Colorado 80206
              Phone 303-321-0400  1-800-695-9556 Fax 303-321-1007
                         E-mail: denver@usacapital.com

                               PREFUNDING LETTER


TO WHOM IT MAY CONCERN:

This letter acknowledges that Applied Data Communications, Inc. ("Lessee") agrees to commence remitting rental payments on Lease #32881-01 dated by the Lessee on 3/18/99 ("Lease") although all equipment provided by Regency Sales, Inc., ("Vendor") to such Lease may not yet be delivered, installed or accepted. Lessee has authorized payment of $10,865.78 to a vendor or vendors, in order to complete delivery of equipment under said Lease. Should any item of equipment not be delivered, installed or accepted, Lessee agrees that it alone will be responsible and shall have recourse only to the appropriate vendor. Lessee, by execution of the "Certificate of Acceptance" and this letter, irrevocably and unconditionally accepts and acknowledges said Lease and agrees it to be in full force and effect and not subject to any defenses or rights of setoff by Lessee.

Non-delivery of any item of equipment shall not relieve Lessee of it's unconditional obligation to make payment in full under the terms of said Lease. This letter shall become an addendum to and part of said Lease upon its execution by Lessee and acceptance by Lessor.

Sincerely,
Applied Data Communications, Inc.

By: /s/ Walter J. Kane
Title: President  Date: 3/18/99


                          Guarantor's Acknowledgement

The undersigned guarantor acknowledges and consents to the terms and conditions of this Addendum and acknowledges that the undersigned's guaranty of the obligations evidenced by the Lease and this Addendum remain in full force and effect.

/s/ Walter Kane                         Date 3/18/99
Walter Kane

                                        Date

Accepted by Lessor:
USA Capital, LLC

By: /s/ M Cooper                        Date: 3/26/99

ACORD                CERTIFICATE OF LIABILITY INSURANCE          DATE (MM/DD/YY)
                                                            CSR BB
                                                            APPLI-1     03/19/99

PRODUCER                                     THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS
BOSWELL INS AGENCY (#CA96080)                UPON THE CERTIFICATE HOLDER.  THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER
Agents & Brokers, Inc.                       THE COVERAGE AFFORDED BY THEE POLICIES BELOW.
P.O. Box 4648
Mission Viejo  CA  92690                                           COMPANIES AFFORDING COVERAGE
                                                       COMPANY A    Golden Eagle Insurance Corp.
Joe A. Boswell
Phone No. 949-855-0439     Fax No. 949-837-5528        COMPANY B

INSURED                                                COMPANY C
          Applied Data Communications, Inc.
          3324 Susan Street                            COMPANY D
          Santa Ana  CA  92703

COVERAGES

     THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO BE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO   TYPE OF INSURANCE         POLICY NUMBER        POLICY EFFECTIVE       POLICY EXPIRATION   LIMITS
LTR                                                 DATE (MM/DD/YY)        DATE (MM/DD/YY)
A       GENERAL LIABILITY
     X  COMMERCIAL GENERAL     CCP59824100         02/22/99               02/22/00             GENERAL AGGREGATE $2,000,000
        LIABILITY                                                                              PRODUCTS - COMP/OP AGG     $1,000,000

                                                                                               PERSONAL & ADV INJURY      $EXCLUDED
                                                                                               EACH OCCURRENCE            $1,000,000

                                                                                               FIRE DAMAGE (Any one fire) $50,000
                                                                                               MED EXP (Ane one person)   $5,000
     AUTOMOBILE LIABILITY                                                                      COMBINED SINGLE LIMIT
     ANY AUTO
     ALL OWNED AUTOS                                                                           BODILY INJURY
     SCHEDULED AUTOS                                                                           (Per person)

     HIRED AUTOS                                                                               BODILY INJURY
     NON-OWNED AUTOS                                                                           (Per accident)

                                                                                               PROPERTY DAMAGE

     GARAGE LIABILITY                                                                          AUTO ONLY - EA ACCIDENT
       ANY AUTO                                                                                OTHER THAN AUTO ONLY:
                                                                                                 EACH ACCIDENT
                                                                                                 AGGREGATE
     EXCESS LIABILITY                                                                          EACH OCCURRENCE
       UMBRELLA FORM                                                                           AGGREGATE
       OTHER THAN UMBRELLA FORM
     W0RKERS COMPENSATION AND                                                                  WC STATUTORY LIMITS    OTHER
     EMPLOYERS' LIABILITY
                                                                                               EL EACH ACCIDENT
     THE PROPRIETOR___INCL.                                                                    EL DISEASE - POLICY LIMIT
     PARTNERS/EXECUTIVE___EXCL.                                                                EL DISEASE - EA EMPLOYEE
     OFFICERS ARE:

     OTHER:
A    BUSINESS PROPERTY         CCP59824100          02/22/99               02/22/00                 Special Form $1,500,000

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

*10 days notice of cancellation for non payment. Certificate holder is named Additional Insured/Loss Payee per Forms CG2028 and CP1218 Attached, regarding property under lease #32881-01, per Exhibit "A" - Equipment Description Attached.

CERTIFICATE HOLDER                       CANCELLATION
                               USACA-1   SHOULD ANY OF THE ABOVE DESCRIBED
USA Capital LLC & Credit                 POLICIES BE CANCELLED BEFORE THE
Suisse First Boston Mortgage Capital     EXPIRATION DATE THEREOF, THE ISSUING
LLC, c/o USA-CSFB Water house LLC, 88    COMPANY WILL MAIL 30* DAYS WRITTEN
Steele St. #400                          NOTICe TO THE CERTIFICATE HOLDER NAMED
Denver  CO  80206                        TO THE LEFT, SUCH NOTICE SHALL IMPOSE
                                         NO OBLIGATION OR LIABILITY OF ANY KIND
                                         UPON THE COMPANY, ITS AGENTS OR
                                         REPRESENTATIVES

                                         AUTHORIZED REPRESENTATIVE
                                         /s/ Joe A. Boswell
                                         Joe A. Boswell


ACORD 25-5 (1/95)                        ACORD CORPORATION 1988

        THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

                ADDITIONAL INSURED - LESSOR OF LEASED EQUIPMENT

This endorsement modifies insurance provided under the following:

                  COMMERCIAL GENERAL LIABILITY COVERAGE PART

                                   SCHEDULE

Name of Person or Organization:
USA Capital LLC & Credit Suisse First Boston Mortgage Capital LLC, c/o USA-CSFB Waterhouse LLC
88 Steele St. #400
Denver  CO  80206


(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

WHO IS AN INSURED (Section II) is amended to include as an insured the person(s) or organization(s) shown in the Schedule, but only with respect to their liability arising out of the maintenance, operation or use by you of equipment leased to you by such person(s) or organization(s) subject to the following additional exclusions:

This insurance does not apply:
     1.  To any `occurrence' which takes place after the equipment lease expires
     2. To `bodily injury' or `property damage' arising out of the sole negligence of the person or organization shown in the schedule.



Copyright Insurance Services Office, Inc., 1984

CG 20 28 11 85

Policy Number: CCP59824100

THIS ENDORSEMENT CHANGES THE POLICY.  PLEASE READ IT CAREFULLY.

   LOSS PAYABLE PROVISIONS

This endorsement modifies insurance provided under the following:

   BUILDING AND PERSONAL PROPERTY COVERAGE FORM
   BUILDERS RISK COVERAGE FORM
   CONDOMINIUM ASSOCIATION COVERAGE FORM
   CONDOMINIUM COMMERCIAL UNIT-OWNER COVERAGE FORM
   STANDARD PROPERTY POLICY

                 SCHEDULE

Prem  Bldg  Description    Loss    Loss        Lenders          Contract
No    No    of Property    Payee   Payable     Loss Payable     Of Sale

1     1     Equipment per          USA Capital LLC & Credit Suisse First Boston
            Exhibit "A"            Mortgage Capital LLC, c/o USA-CSFB Waterhouse
                                   LLC

A. When this endorsement is attached to the STANDARD PROPERTY POLICY CP0099 the term Coverage Part in this endorsement is replaced by the term Policy.

B.  LOSS PAYABLE
    For Covered Property in which both you and a Loss Payee shown in the Schedule or in the Declarations have an insurable interest, we will:
    1. Adjust losses with you; and
    2. Pay any claim for loss or damage jointly to you and the Loss Payee, as interests may appear.

C.  LENDER'S LOSS PAYABLE
    1. The Loss Payee shown in the Schedule or in the Declarations is a creditor, including a mortgageholder or trustee, whose interest in Covered Property is established by such written instruments as:
       a. Warehouse receipts;
       b. A contract for deed;
       c. Bills of lading;
       d. Financing statements; or
       e.  Mortgages, deeds of trust, or security agreements
    2. For Covered Property in which both you and a Loss Payee have an insurable interest:
       a. We will pay for covered loss or damage to each Loss Payee in their order of precedence, as interests may appear

       b. The Loss Payee has the right to receive loss payment even if the Loss Payee has started foreclosure or similar action on the Covered Property
       c. If we deny your claim because of your acts or because you have failed to comply with the terms of the Coverage Part, the Loss Payee will still have the right to receive loss payment if the Loss Payee:
          (1) Pays any premium due under this Coverage Part at our request if you have failed to do so;
          (2) Submits a signed, sworn proof of loss within 60 days after receiving notice from us of your failure to do so; and
          (3) Has notified us of any change in ownership, occupancy or substantial change in risk known to the Loss Payee.
          All of the terms of the Coverage part will then apply directly to the Loss Payee.
       d. If we pay the Loss Payee for any loss or damage and deny payment to you because of your acts or because you have failed to comply with the terms of this Coverage Part:
          (1) The Loss Payee's rights will be transferred to us to the extent of the amount we pay; and
          (2) The Loss Payee's rights to recover the full amount of the Loss Payee's claim will not be impaired.
          At our opinion, we may pay to the Loss Payee the whole principal on the debt plus any accrued interest. In this event, you will pay your remaining debt to us.
    3. If we cancel this policy, we will give written notice to the Loss Payee at least:
          a. 10 days before the effective date of cancellation if we cancel for your nonpayment of premium, or
          b. 30 days before the effective date of cancellation if we cancel for any other reason.
    4. If we elect no to renew this policy, we will give written notice to the Loss Payee at least 10 days before the expiration date of this policy.

D.  CONTRACT OF SALE
    1. The Loss Payee shown in the Schedule or in the Declarations is a person or organization you have entered a contract with for the sale of Covered Property
    2. For Covered Property in which both you and the Loss Payee have an insurable interest, we will:
       a. Adjust losses with you; and
       b. Pay any claim for loss or damage jointly to you and the Loss Payee, as interests may appear.
    3. The following is added to the OTHER INSURANCE condition: For Covered Property that is the subject of a contract of sale, the word "you" includes the Loss Payee

CP 12 18 06 95
Copyright ISO Commercial Risk Services, Inc., 1994

USA CAPITAL, LLC
88 Steele Street, Suite 400
Denver, Colorado 80206                              LEASE NUMBER 32881-01
Phone 303-321-0400  1-800-695-9556
Fax 303-321-1007
E-mail: denver@usacapital.com


                            END OF LEASE AGREEMENT

LESSOR:                                 LESSEE:
USA CAPITAL, LLC                        Applied Data Communications, Inc.
88 Steele Street, Suite 400             3324 South Susan St.
Denver, Colorado 80206                  Santa Ana, CA 92704


                                        RECITALS


1. Lessee and Lessor executed Equipment Lease No. 32881-01 and wish to amend some of the terms and conditions contained in the lease as set forth herein.

     PURCHASE OPTION; Lessee shall be entitled to purchase the Equipment at the expiration of the Term of the Lease so long as:

        i. Lessee has paid and performed all of its obligations to Lessor under the Lease;

        ii. No default has occurred under the Lease in accordance with the terms and conditions set forth therein;

        iii. Lessee has provided Lessor with at least ninety (90) days prior written notice of such intention prior to the expiration of the Term of the Lease.

2. At the end of the initial Lease Term, the Lessee will pay to Lessor one of the following amounts in addition to all of the amounts payable under the Lease and all taxes, fees, assessments and other charges pertaining to the sale of the Equipment:

     _____  $1.00

     X Fair Market Value (FMV) defined as 10% of the original equipment cost. Lessee agrees to pay this amount as the last payment of the Lease.

     _____ Fair Market Value of the Equipment as determined by the Lessee and Lessor or, if they cannot agree on such fair market value, as determined by an independent appraiser chosen by Lessor in its discretion.

     _____ Fair Market Value (FMV) defined as 10% of the original equipment cost. Lessee agrees to pay this amount as the last payment of the Lease (pre-paid at signing of Lease).

3. Upon the satisfaction of the foregoing conditions, Lessor shall assign to Lessee all of its rights, title and interest in the Equipment "AS IS" and "WITH ALL FAULTS" and without any express or implied representations or warranties of any kind including, but not limited to, those pertaining to title, condition, design, capacity, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, or absence of infringement upon any patents, copyrights, trademarks, licenses, or other intellectual property.

4. All of the terms and conditions set forth in the Lease shall remain in full force and effect except as amended by this Agreement.

LESSEE:  Applied Data Communications, Inc.    LESSOR:  USA Capital, LLC
By:  /s/ Walter J. Kane                       By:  /s/ M. Cooper